SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       Form 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                    Date of Report
                 (Date of earliest event reported): December 16, 1996


                     RESORTS INTERNATIONAL HOTEL FINANCING, INC.
                (Exact name of registrant as specified in its charter)


                   Delaware            1-9762            65-0461729
               (State or other      (Commission        (IRS employer
               jurisdiction of      file number)       identification
                incorporation)                             number)


                    4651 Sheridan Street, Suite 355
                          Hollywood, Florida                   33021
               (Address of principal executive offices)     (Zip code)


                            Registrant's telephone number,
                         including area code:  (954) 981-7200







                                 Total No. of Pages 3










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          Item 1.  Changes in Control of Registrant

               Resorts International Hotel Financing, Inc. is a wholly owned subsidiary of Griffin Gaming & Entertainment, Inc. ("GGE"). On December 16, 1996, GGE became a wholly owned subsidiary of Sun International Hotels Limited ("SIHL") when Sun Merger Corp., a wholly owned subsidiary of SIHL, through a stock-for-stock merger, was merged with and into GGE (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Merger dated as of August 19, 1996 and amended as of October 10, 1996 (the "Merger Agreement"), which was described in and filed as exhibits to previous filings by GGE with the Securities and Exchange Commission. The Merger Agreement was adopted by GGE's shareholders at a Special Meeting held on December 10, 1996.

               SIHL has filed an application for a plenary casino license (the "Plenary License") with the New Jersey Casino Control Commission (the "CCC"). On October 30, 1996, SIHL received an interim casino authorization ("ICA") from the CCC and the CCC approved the terms of an ICA trust document and the selection of an ICA trustee. Pending final determination by the CCC with respect to SIHL's qualification for a Plenary License, all shares of common stock of GGE are held in a "stand by" trust (the "ICA Trust"). If SIHL receives a Plenary License, the ICA Trust will be terminated and the shares of GGE's common stock will revert to SIHL. If the CCC determines that there is reasonable cause to believe that SIHL should not be granted a Plenary License, the ICA Trust would be activated and the ICA trustee would take control of GGE pending a final determination by the CCC with respect to SIHL's application for a Plenary License. In the event SIHL's application for a Plenary License were denied, the ICA trustee would be obligated to dispose of GGE's common stock and SIHL would be entitled to receive the lesser of (i) the fair market value or (ii) the price paid by SIHL for the securities.



















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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              RESORTS INTERNATIONAL HOTEL FINANCING, INC.
                                             (Registrant)




                                        /s/ Matthew B. Kearney
                                        Matthew B. Kearney
                                        President
                                        (Authorized Officer of
                                        Registrant and Chief
                                        Financial Officer)


          Date:  December 16, 1996





























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